UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 7, 2016

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 3.01       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported by Simulations Plus, Inc., a California corporation (the “Company”), on a Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on December 1, 2016, on November 28, 2016, after 20 years of service as director of the Company, Dr. David D’Argenio retired from his position as an independent director of the Company. Dr. D’Argenio has served the Company well and will be greatly missed for his insight into the pharmaceutical industry and his understanding of modeling and simulation. The Board of Directors of the Company has begun a search for a suitable replacement and intends on spending the appropriate amount of time to find a candidate with the appropriate background and insight into the software and pharmaceutical sciences industry.

As a result of Dr. D’Argenio’s resignation, the Company currently has only 2 independent directors serving on its Board of Directors and only 2 independent directors on the Audit Committee of the Board of Directors, and therefore it currently does not comply with NASDAQ’s independent director and audit committee requirements set forth in Listing Rule 5605. On December 7, 2016, the Company received notice from Nasdaq that due to Dr. D’Argenio’s resignation, the Company currently does not comply with Nasdaq’s independent director and audit committee requirements set forth in Listing Rule 5605. On December 7, 2016, the Company notified Nasdaq that the Company would likely not meet the two week replacement deadline for an independent director, and consistent with Listing Rules 5605(b)(1)(A) and 5605(c)(4), Nasdaq has granted the Company a cure period of six months until no later than May 30, 2017 (as the Company’s annual shareholders’ meeting is prior to such date), to provide evidence of compliance with Nasdaq’s listing requirements.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially. The Company assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: December 9, 2016	By: /s/ John R. Kneisel
John R. Kneisel
Chief Financial Officer

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